UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 16, 2022

FOXWAYNE ENTERPRISES ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39891	85-3093926
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1 Rockefeller Plaza, Suite 1039 New York, New York 10020
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (917) 284-8938

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant to purchase one share of Class A common stock	FOXWU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	FOXW	The Nasdaq Stock Market LLC
Redeemable Warrants, each exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	FOXWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

Agreement and Plan of Merger

On September 16, 2022, FoxWayne Enterprises Acquisition Corp., a Delaware corporation (“FoxWayne”), Gotham Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of FoxWayne (“Merger Sub”), Clover Inc., a corporation organized under the laws of Ontario (“Clover”) and Isaac Raichyk as the stockholders’ representative (the “Stockholders’ Representative”), entered into an Agreement and Plan of Merger (“Merger Agreement”) pursuant to which, among other things, Clover will be continued from Ontario into Delaware (the “Continued Company”) immediately prior to the effective time of the Merger (as defined herein) (the “Effective Time”) and Merger Sub will be merged with and into the Continued Company (the “Merger,” and together with the other transactions related thereto, the “Proposed Transactions”), with the Continued Company surviving the Merger as a wholly owned subsidiary of FoxWayne (the “Surviving Corporation”).

The Merger Agreement and the transactions contemplated thereby were approved by the board of directors of FoxWayne, Merger Sub and Clover. The transactions set forth in the Merger Agreement, including the Merger, will constitute a “Business Combination.” Unless expressly stated otherwise herein, capitalized terms used but not defined herein have the meanings ascribed to them in the Merger Agreement.

Treatment of Continued Company Securities

At the Effective Time, by virtue of the Merger and without any action on the part of FoxWayne, Merger Sub, the Continued Company or the holders of any of Continued Company’s securities:

(i)	each share of Class A Common Stock of the Continued Company, no par value per share (the “Continued Company Class A Common Stock”), each share of Class B Common Stock of Continued Company, no par value per share (the “Continued Company Class B Common Stock”), each share of Class AAA Preferred Stock of Continued Company, no par value per share (the “Continued Company Class AAA Preferred Stock”) and each share of the Continued Company’s convertible non-voting preferred stock, no par value per share (the “Continued Company Convertible Preferred Stock” and together with the Continued Company Class A Common Stock, Continued Company Class B Common Stock and Continued Company Class AAA Preferred Stock, the “Continued Company Capital Stock”) issued and outstanding immediately prior to the Effective Time will be canceled and converted into the right to receive the number of shares of FoxWayne’s common stock, par value $0.0001 per share (the “FoxWayne Common Stock”) allocable from the Aggregate Consideration as set forth in the Consideration Schedule of the Merger Agreement (collectively, the “Per Share Consideration”). “Aggregate Consideration” means 15,747,500 shares of FoxWayne Common Stock;

(ii)	all shares of Continued Company Capital Stock held in treasury by FoxWayne, the Continued Company or any wholly owned subsidiary of FoxWayne or the Continued Company will be canceled without any conversion thereof and no payment or distribution will be made with respect thereto;

(iii)	each share of Merger Sub issued and outstanding immediately prior to the Effective Time will be converted into one share of the Surviving Corporation;

(iv)	certain warrants to acquire Continued Company Capital Stock (each, a “Continued Company Warrant”) that are identified in the Merger Agreement, will be assumed by FoxWayne (each, an “Assumed Warrant”). All other warrants of the Continued Company shall be cancelled or terminated prior to the Effective Time. Each Assumed Warrant will be exercisable for such number of whole shares of FoxWayne Common Stock (rounded up to the nearest whole share) at the per share exercise price (rounded up to the nearest whole cent) as set forth in the Consideration Schedule. The number of shares of FoxWayne Common Stock into which an Assumed Warrant is exercisable shall be based on the Per Share Consideration for the relevant Continued Company Capital Stock into which such Assumed Warrant is exercisable, and the per share exercise price shall be ratably adjusted;

(v)	no fractional shares of FoxWayne Common Stock will be issued by virtue of the Merger and any fractional shares otherwise issuable to a holder of the Continued Company’s securities (after aggregating all fractional shares of FoxWayne Common Stock that otherwise would be received by such holder) will be rounded down to the nearest whole share of FoxWayne Common Stock.

Representations and Warranties

The parties to the Merger Agreement have agreed to customary representations and warranties for transactions of this type. The representations and warranties of Clover, or the Continued Company, as applicable, FoxWayne and Merger Sub will not survive the Closing.

Covenants

The Merger Agreement includes covenants of FoxWayne relating to, among other things, (i) operating its business in the ordinary course, (ii) disbursement of Trust Account funds, (iii) providing access and information to Clover or the Continued Company, as applicable, and its Representatives, (iv) restrictions on soliciting, initiating or discussing alternative transaction proposals with third parties and ceasing discussions regarding alternative transaction proposals, (v) indemnification and insurance; (vi) using reasonable best efforts to cause FoxWayne Common Stock being issued pursuant to the Merger Agreement to be approved for listing on Nasdaq; and (vii) obtaining an opinion from a financial advisor that the total consideration to FoxWayne’s stockholders is fair such stockholders from a financial point of view.

The Merger Agreement includes covenants of Clover and the Continued Company, as applicable, relating to, among other things, (i) the continuation of Clover from Ontario to Delaware; (ii) conducting its business in the ordinary course; (iii) providing access and information to FoxWayne and its Representatives; (iv) not making claims against the Trust Account; (v) restrictions on soliciting, initiating or discussing alternative transaction proposals with third parties; (vi) delivering audited and unaudited financial statements, as applicable; and (vii) soliciting written consents from the Continued Company’s stockholders in favor of the adoption and approval of the Merger Agreement and the transactions contemplated thereby.

The Merger Agreement also contains additional, customary joint covenants of the parties to, among other things, prepare a Registration Statement on Form S-4 with respect to the FoxWayne Common Stock issuable under the Merger Agreement, which Form S-4 will contain a proxy statement of FoxWayne (the “Registration Statement / Proxy Statement”) that includes provisions for approval and/or adoption of (i) the Business Combination, including the Merger and Merger Agreement, (ii) amendments and restatements of FoxWayne’s charter and bylaws, (iii) issuance of the Aggregate Consideration pursuant to the Merger Agreement, (iv) FoxWayne’s equity incentive plan, and (v) certain other proposals at a special meeting of the holders of FoxWayne Common Stock (collectively, the “Proposals”).

Conditions to Closing

Mutual

The respective obligations of each of Clover, the Continued Company, FoxWayne and Merger Sub to consummate the Merger are subject to the satisfaction or waiver, at or prior to the Closing of each of the following conditions:

(i)	approval by FoxWayne stockholders of the Proposals set forth in the Registration Statement / Proxy Statement; and receipt of the requisite written consent of the Continued Company’s stockholders adopting the Merger Agreement and approving the Merger and other transactions contemplated by the Merger Agreement;

(iii)	no Governmental Authority of competent jurisdiction having enacted, issued, promulgated, enforced or entered any Law or Order that is in effect and restrains, enjoins, makes illegal or otherwise prohibits the consummation of the Merger Agreement and other transactions contemplated thereby;

(iv)	specified consents, registrations, approvals, clearances, Permits and authorizations from Governmental Entities shall have been obtained; and

(v)	the Registration Statement / Proxy Statement having been declared effective by the Securities and Exchange Commission (“SEC”) and no stop order suspending the effectiveness of the Registration Statement / Proxy Statement being in effect, and no Proceedings for purposes of suspending the effectiveness of the Registration Statement / Proxy Statement having been initiated or threatened by the SEC.

FoxWayne and Merger Sub

The obligations of FoxWayne and Merger Sub to consummate the Merger are subject to the satisfaction or waiver, at or prior to the Closing of additional conditions, including, but not limited to, the following:

(i)	Clover’s or the Continued Company’s, as applicable representations and warranties being true and correct to the extent set forth in the Merger Agreement;

(ii)	Clover or the Continued Company, as applicable, having complied with or performed in all material respects with all covenants and obligations required by the Merger Agreement to be complied with or performed by it on or prior to the Closing;

(iii)	no Material Adverse Effect having occurred on the Continued Company between the date of the Merger Agreement and the Closing;

(iv)	there not being more than 25.0% of dissenting shares of Clover capital stock;

(v)	payment of all consulting fees (not to exceed, in the aggregate, $500,000) incurred by FoxWayne in connection with the consummation of the transactions contemplated by the Merger Agreement; and

(vi)	FoxWayne’s board of directors having received a fairness opinion acceptable to the board.

Continued Company

The obligation of the Continued Company to consummate the Merger is subject to the satisfaction or waiver, at or prior to the Closing of additional conditions, including, but not limited to, the following:

(i)	the representations and warranties of FoxWayne and Merger Sub being true and correct to the extent set forth in the Merger Agreement;

(ii)	each of FoxWayne and Merger Sub having complied with or performed in all material respects with all covenants and obligations required by the Merger Agreement to be complied with or performed by it on or prior to the Closing;

(iii)	no Material Adverse Effect having occurred on FoxWayne between the date of the Merger Agreement and the Closing;

(iv)	FoxWayne having made all necessary arrangements with the Trustee to have the funds in the Trust Account disbursed or available to FoxWayne in accordance with the Trust Agreement and the Merger Agreement, contemporaneously with the Closing;

(v)	FoxWayne having at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

(vi)	The FoxWayne Common Stock to be issued pursuant to the Merger Agreement being listed or approved for listing on Nasdaq; and

(vii)	receipt by the Continued Company of the effective resignations of certain directors and executive officers of FoxWayne as set forth in the Merger Agreement.

Closing

The closing of the Merger will occur as promptly as practicable, but in no event later than three Business Days following the satisfaction or waiver of all of the conditions to Closing.

Termination

The Merger Agreement may be terminated at any time prior to the consummation of the Merger by mutual written consent of Clover or the Continued Company, as applicable, and FoxWayne and in certain other limited circumstances, including if the Merger has not been consummated by January 22, 2023 (the “Outside Date”) (as such date may be extended pursuant to the Merger Agreement).

Either FoxWayne or the Continued Company may also terminate the Merger Agreement if (i) [certain/the] Proposals fail to receive the requisite vote for approval at a special meeting of the holders of FoxWayne Common Stock; (ii) a Governmental Authority issues an Order or takes any other action which restrains, enjoins or otherwise prohibits the Merger or (iii) if (A) any representation or warranty of FoxWayne, Merger Sub or Clover contained in the Merger Agreement shall be inaccurate or (B) the covenants or obligations of FoxWayne, Merger Sub or Clover or the Continued Company, as applicable, contained in the Merger Agreement shall have been breached in any material respect; provided, however, that if an inaccuracy or breach is curable by the breaching party during the 30 calendar day period after the non-breaching party notifies the breaching party in writing of the existence of such inaccuracy or breach (the “Cure Period”), then the non-breaching party may not terminate the Merger Agreement as a result of such inaccuracy or breach prior to the expiration of the Cure Period unless the breaching party is no longer continuing to exercise reasonable best efforts to cure such inaccuracy or breach. FoxWayne may also terminate the Merger Agreement if (i) a Material Adverse Effect shall have occurred with respect to Clover; (ii) if Clover fails to obtain, within 30 days from the date of the Merger Agreement (A) payoff letters from any creditors (the “Company Creditors”), or (B) consent from the Company Creditors to the transactions contemplated by the Merger Agreement, in form and substance reasonably acceptable to the FoxWayne in its sole and absolute discretion, which consent shall include an agreement to extend the respective maturity dates of any obligations by Clover to such Company Creditors to a date that is no less than 30 days following the Outside Date; and (iii) if either (A) the FoxWayne board of directors shall not have received a fairness opinion issued by the financial advisor acceptable to the board, or (B) the fairness opinion has been withdrawn. In addition, Clover may terminate the Merger Agreement if a Material Adverse Effect shall have occurred with respect to FoxWayne and its Subsidiaries, taken as a whole.

Effect of Termination

If the Merger Agreement is terminated, the Merger Agreement will become void, and there will be no liability under the Merger Agreement on the part of any party thereto, except as set forth in the Merger Agreement.

A copy of the Merger Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement and the Proposed Transactions is incomplete and is subject to, and qualified in its entirety by, reference to the actual Merger Agreement. The Merger Agreement and other agreements described below have been included as exhibits to this Current Report on Form 8-K to provide security holders with information regarding their terms. They are not intended to provide any other factual information about FoxWayne, Merger Sub, Clover or the Continued Company, as applicable. In particular, the assertions embodied in representations and warranties by FoxWayne, Merger Sub and Clover or the Continued Company, as applicable, contained in the Merger Agreement were made as of a specified date, are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement, including being qualified by confidential information in the disclosure letters provided by the parties in connection with the execution of the Merger Agreement, and are subject to standards of materiality applicable to the contractive parties that may differ from those applicable to security holders. The confidential disclosures contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between the parties, rather than establishing matters as facts. Accordingly, security holders should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about FoxWayne, Merger Sub or Clover or the Continued Company, as applicable. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in FoxWayne’s public disclosures.

Support Agreements

Clover Stockholder Support Agreement

Contemporaneously with the execution of the Merger Agreement, certain officers and directors of Clover delivered Stockholder Support Agreements to FoxWayne. Under the Stockholder Support Agreement terms, such Clover stockholders agreed to vote in favor of the Merger and the transactions contemplated by the Merger Agreement. In addition, Clover or the Continued Company, as applicable, agreed to use its best efforts to obtain additional Stockholder Support Agreements from certain of its larger stockholders. A copy of the form of Stockholder Support Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the form of Stockholder Support Agreement is incomplete and is subject to, and qualified in its entirety by, reference to the actual agreement.

Sponsor Support Agreement

Contemporaneously with the execution of the Merger Agreement, FoxWayne Enterprises Acquisition Sponsor LLC, a Delaware limited liability company (“Sponsor”), delivered the Sponsor Support Agreement, pursuant to which, among other things, Sponsor agreed to vote in favor of the Merger and the transactions contemplated by the Merger Agreement. A copy of the form of Sponsor Support Agreement is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference. The foregoing description of the form of Sponsor Support Agreement is incomplete and is subject to, and qualified in its entirety by, reference to the actual agreement.

FoxWayne Stockholder Support Agreement

Contemporaneously with the execution of the Merger Agreement, certain officers and directors of FoxWayne delivered Parent Support Agreements, pursuant to which, among other things, such FoxWayne stockholders agreed to vote in favor of the Merger and the transactions contemplated by the Merger Agreement. In addition, FoxWayne agreed to use its best efforts to obtain additional Parent Support Agreements from certain of its stockholders. A copy of the form of Parent Support Agreement is filed with this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference. The foregoing description of the form of Parent Support Agreement is incomplete and is subject to, and qualified in its entirety by, reference to the actual agreement.

Registration Rights Agreement

In connection with the Closing, Clover, FoxWayne, and certain of their respective stockholders will enter into a registration rights agreement (the “Registration Rights Agreement”). Following the Business Combination of FoxWayne and the Continued Company (together with their subsidiaries, the “Combined Company”), pursuant to the Registration Rights Agreement, the Combined Company will be required to file a registration statement covering the resale of registrable securities held by the stockholders party thereto. A copy of the form of Registration Rights Agreement is filed with this Current Report on Form 8-K as Exhibit 10.4 and is incorporated herein by reference. The foregoing description of the Registration Rights Agreement is incomplete and is subject to, and qualified in its entirety by, reference to the form of the Registration Rights Agreement.

Item 7.01.	Regulation FD Disclosure.

On September 20, 2022, FoxWayne and Clover issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated in this Item 7.01 by reference.

The information in this Item 7.01 and Exhibit 99.1 will not be deemed to be filed for purposes of Section 18 of the Exchange Act or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing. The submission of the information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Item 7.01, including the information presented in Exhibit 99.1, that is provided solely in connection with Regulation FD.

Important Information for Stockholders

This Current Report on Form 8-K and the exhibits hereto is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transactions and shall not constitute an offer to sell or a solicitation of any vote or approval, or of an offer to buy the securities of FoxWayne or Clover, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

In connection with the Proposed Transactions, FoxWayne intends to file the Registration Statement / Proxy Statement with the SEC, which will include a proxy statement/prospectus of FoxWayne. FoxWayne also plans to file other documents with the SEC regarding the Proposed Transactions. After the Registration Statement has been cleared by the SEC, a definitive proxy statement/prospectus will be mailed to the stockholders of FoxWayne. STOCKHOLDERS OF FOXWAYNE AND CLOVER ARE URGED TO CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED TRANSACTIONS THAT WILL BE FILED WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about FoxWayne and Clover once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov.

Participants in the Solicitation

FoxWayne and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of FoxWayne in connection with the Proposed Transactions. Clover and its officers and directors may also be deemed participants in such solicitation. Information about the directors and executive officers of FoxWayne is set forth in FoxWayne’s Definitive Proxy Statement on Schedule 14A for its 2022 Annual Meeting of Stockholders, which was filed with the SEC on June 6, 2022. To the extent that holdings of FoxWayne’s securities have changed from the amounts reported in such proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the “safe harbor “provisions under the United States Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this Current Report on Form 8-K, including statements regarding FoxWayne’s or Clover’s or the Continued Company’s future results of operations and financial position, the amount of cash expected to be available to Clover after the Closing and giving effect to any redemptions by FoxWayne stockholders, The Continued Company’s business strategy, and expected use of proceeds, are forward-looking statements. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “target,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of the respective management teams of Clover and FoxWayne and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Clover or the Continued Company, as applicable, and FoxWayne.

These forward-looking statements are subject to a number of risks including, but not limited to, the following risks relating to the proposed transaction: (1) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the price of FoxWayne’s securities; (2) the failure to satisfy the conditions to closing the proposed transaction, including the approval by the stockholders of FoxWayne and the Continued Company; (3) the risk that some or all of FoxWayne’s stockholders may redeem their shares at the closing of the proposed transaction; (4) the effect of the announcement or pendency of the proposed transaction on the Continued Company’s business relationships and business generally; (5) the outcome of any legal proceedings that may be instituted related to the proposed transaction; (6) the ability to realize the anticipated benefits of the proposed transaction; (7) the risk that the Continued Company may use its capital resources sooner than it expects; (8) Clover has incurred operating losses in the past, expects to incur operating losses in the future and may never achieve or maintain profitability, (9) Clover has an evolving business model with much of its recent growth coming from its entry in the emerging and highly competitive livestreaming market, (10) the Continued Company’s growth and profitability will rely, in part, on its ability to attract and retain users through cost-effective marketing efforts, (11) Distribution and marketing of, and access to, the Continued Company’s services, relies , in significant part on a variety of third-party platforms, (12) Inappropriate actions by certain of Continued Company’s users could be attributed to Continued Company and damage its brands’ reputations, which could adversely affect its business, (13) the risk the combined company will fail to realize the anticipated benefits of the proposed transaction; and (14) other risks and uncertainties indicated from time to time in FoxWayne’s public filings with the SEC. If any of these risks materialize or FoxWayne’s and Clover’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither FoxWayne nor Clover presently know, or that FoxWayne or Clover currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect FoxWayne’s and Clover’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. FoxWayne and Clover anticipate that subsequent events and developments will cause FoxWayne’s and Clover’s assessments to change. However, while FoxWayne and Clover may elect to update these forward-looking statements at some point in the future, FoxWayne and Clover specifically disclaim any obligation to do so, except as otherwise required by law. These forward-looking statements should not be relied upon as representing FoxWayne’s and Clover’s assessments of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
2.1 †	Agreement and Plan of Merger, dated as of September 16, 2022, by and among FoxWayne, Merger Sub, Clover and the Stockholders’ Representative
10.1	Form of Stockholder Support Agreement
10.2	Form of Sponsor Support Agreement
10.3	Form of Parent Support Agreement
10.4	Form of Registration Rights Agreement
99.1	Press Release, dated September 20, 2022
104	Cover Page Interactive Data File (embedded within the XBRL document)

† Certain of the schedules (and/or exhibits) have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule (and/or exhibit) will be furnished to the SEC upon request

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FoxWayne Enterprises Acquisition Corp.

Date: September 20, 2022	By:	/s/ Robb Knie
	Name:	Robb Knie
	Title:	Chief Executive Officer

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